                                                  EMERGING MARKETS
                                                  DEBT PORTFOLIO

                                                  SEMI-ANNUAL REPORT
                                                  SEPTEMBER 30, 1996


   THE
BEAR STEARNS
   FUNDS
   245 Park Avenue
   New York, NY 10167
   1.800.766.4111


   Robert S. Reitzes . . . . . . . . . . . . . .  Chairman of the Board
   Peter B. Fox. . . . . . . . . . . . . . . . .  President and Trustee
   John R. McKernan, Jr. . . . . . . . . . . . .  Trustee
   M.B. Oglesby, Jr. . . . . . . . . . . . . . .  Trustee
   Peter M. Bren . . . . . . . . . . . . . . . .  Trustee
   Stephen A. Bornstein. . . . . . . . . . . . .  Vice President
   Frank J. Maresca. . . . . . . . . . . . . . .  Vice President and Treasurer
   Ellen T. Arthur . . . . . . . . . . . . . . .  Secretary
   Vincent L. Pereira. . . . . . . . . . . . . .  Assistant Treasurer
   Eileen M. Coyle . . . . . . . . . . . . . . .  Assistant Secretary


   INVESTMENT MANAGER                             DISTRIBUTOR
   Bear Stearns Funds                             Bear, Stearns & Co. Inc.
   Management Inc.                                245 Park Avenue
   245 Park Avenue                                New York, NY 10167
   New York, NY 10167

   CUSTODIAN                                      TRANSFER & DIVIDEND
   Brown Brothers                                 DISBURSEMENT AGENT
   Harriman & Co.                                 PFPC Inc.
   40 Water Street                                Bellevue Corporate Center
   Boston, MA 02109                               400 Bellevue Parkway
                                                  Wilmington, DE 19809

   COUNSEL                                        INDEPENDENT AUDITORS
   Mayer, Brown & Platt                           Deloitte & Touche LLP
   1675 Broadway                                  Two World Financial Center
   New York, NY 10019                             New York, NY 10281


   This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for the distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies, sales commissions, and other information. Total return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.


                                                                    BSF-R-002-04

                                                                    [LOGO]

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                             LETTER TO SHAREHOLDERS

                                                               November 12, 1996
Dear Shareholders,

The Emerging Markets Debt Portfolio (the "Portfolio") has continued to benefit from a reduction in concerns surrounding developing countries and from generally greater optimism regarding their future prospects. While uncertainties linger, we remain cautiously optimistic on the prospects for emerging market debt, and plan to continue emphasizing countries and securities that have lagged the market's rise. All of our investments continue to be denominated in U.S. dollars and represent obligations of sovereign governments.

From May 3, 1993 (commencement of investment operations) through September 30, 1996, the Portfolio gained 56.88% for class A shares (without giving effect to sales charges and contingent deferred sales charges, if any). From May 4, 1995 (when Bear Stearns Funds Mangement Inc. commenced its management of the Portfolio), class A shares returned 61.97% (without giving effect to sales charges and contingent deferred sales charges, if any) compared to 63.31% for the Salomon Brothers Emerging Markets Debt Mutual Fund ("EMMF") Index. The average annual total return for the period May 4, 1995 through September 30, 1996, for class A shares was 40.65% (without giving effect to sales charges and contingent deferred sales charges, if any) compared to 41.47% for the EMMF Index. For the six months ended September 30, 1996, class A shares returned 23.05% (without giving effect to sales charges and contingent deferred sales charges, if any) versus 22.66% for the EMMF Index.

From July 26, 1995 (commencement of initial public offering) through September 30, 1996, class C shares gained 54.04% (without giving effect to contingent deferred sales charges, if any) compared to 52.31% for the EMMF Index. The average annual total return at September 30, 1996 for class C shares was 44.08% (without giving effect to contingent deferred sales charges, if any) compared to 42.57% for the EMMF Index. For the six months ended September 30, 1996, class C shares returned 22.79% (without giving effect to contingent deferred sales charges, if any) versus 22.66% for the EMMF Index. Further performance data for each class of shares during the reporting period is available in the "Financial Highlights" section of this report.

The Portfolio has benefited from rallies in most emerging debt markets since our last report. Both Latin American and non-Latin American countries enjoyed gains, fueled by generally favorable inflation results, further progress on reforms and further evidence of economic recovery in Argentina and Mexico. The markets returns were further fueled by rising oil prices, the re-election of Russian President Boris Yeltsin, the completion of a Brady debt restructuring for Panama, and further progress on debt restructurings for Russia and Peru. The Portfolio benefited from significant positions in many of the best performing markets and individual securities within these markets. Our best performer, Russian loans, rose 44%; Russia, the best-performing market in the EMMF Index over the last six months, rose in response to the election results, and to progress on the debt restructuring and in reducing inflation.

We remain cautiously optimistic on the outlook for emerging market debt. Yields remain high; as of the end of September, Brady bonds, on average, still yielded more than 400 basis points over U.S. Treasury bonds. In addition, the potential for capital gains continues to be substantial. Inflation in most of the major emerging countries generally remains within expectations, and is likely to be significantly below them in some countries. Economic growth appears to be returning to those countries plagued by recessions in 1995. While the pace of political and economic reforms has been disappointing in some respects, we remain mindful of the fact that such reforms continue to be introduced, and that the international financial community remains supportive. The World Bank and the International Monetary Fund continue to oversee the development and implementation of international support packages. As in 1995, the major credit rating agencies are likely to reward such reforms with higher credit ratings. Finally, we expect to see the completion of Brady debt programs in Russia and Peru in the near future.

We thank you for your continued interest in the Portfolio, and would be pleased to respond to your questions or comments. If you have any questions concerning the Portfolio, please call 1-800-766-4111.

                                          Sincerely,

               [SIG]                         [SIG]
Robert S. Reitzes                            Edward R. Vaimberg
Chairman of the Board                        Portfolio Manager

THE                     BEAR                    STEARNS                    FUNDS
                        Emerging Markets Debt Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 CLASS A SHARES(1)(2)(3)(4) VS. VARIOUS INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           Class A Shares      Salomon Bros.       National
                                               Emerging Mkts       Consumer
                                                 Debt Mutual    Price Index
                                                  Fund Index
May 4, 1995                      9,625.00          10,000.00      10,000.00
May 31, 1995                    10,115.04          10,737.96      10,026.33
June 30, 1995                   10,203.47          11,016.75      10,039.50
July 31, 1995                   10,151.68          10,715.71      10,059.25
Aug. 31, 1995                   10,410.65          11,006.21      10,072.42
Sep. 30,1995                    10,805.17          11,487.64      10,085.58
Oct. 31, 1995                   10,751.88          11,443.13      10,118.50
Nov. 30, 1995                   11,098.28          11,796.88      10,118.50
Dec. 31, 1995                   11,876.52          12,634.41      10,138.25
Jan. 31, 1996                   12,907.47          13,826.87      10,184.33
Feb. 29, 1996                   12,357.63          13,071.34      10,204.08
Mar. 31, 1996                   12,669.28          13,314.98      10,243.58
Apr. 30, 1996                   13,455.85          13,797.00      10,283.08
May 31, 1996                    13,722.72          14,012.00      10,316.00
June 30, 1996                   14,110.10          14,299.00      10,322.58
July 31, 1996                   14,296.32          14,471.00      10,348.25
Aug. 31, 1996                   14,683.09          14,774.00      10,362.08
Sep. 30, 1996                   15,590.11          16,331.00      10,388.41
$9,625 investment
made on May 4, 1995
Past performance
is not predictive
of future
performance.

                         AVERAGE ANNUAL TOTAL RETURN
                                                      INCLUDING     EXCLUDING
                                                            FEE           FEE
                                                    WAIVERS AND   WAIVERS AND
                                                        EXPENSE       EXPENSE
                                                    REIMBURSEMENTS REIMBURSEMENTS
                                                    -----------   -----------
Emerging Markets Debt Portfolio(4)
    Class A shares(5).............................       36.90%        35.14%
    Class C shares(2).............................       44.08         34.66
Salomon Brothers Emerging Markets Debt Mutual
    Fund Index(3).................................       41.47        --
National Consumer Price Index(3)..................        2.73        --

----------
(1) Commencing May 4, 1995, Bear Stearns Funds Management Inc. assumed the daily portfolio management responsibility for the Portfolio.For the period May 3, 1993 (commencement of investment operations) through May 3, 1995, the Portfolio's investment adviser was BEA Associates and those results are not shown.
(2) Assuming no redemption of shares at the end of the period, the return of class C shares (for which July 26, 1995 was the initial public offering date) would have been higher than class A shares if operations were commenced on the same day.The higher return is due to the fact that there is no initial sales load charged to class C shares.
(3) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.The Portfolio changed the comparable index from the Salomon Brothers Brady Bond Mutual Fund Index included in the Annual Report for the year ended March 31, 1995 to the Salomon Brothers Emerging Markets Debt Mutual Fund Index ("EMMF Index") because Bear Stearns Funds Management Inc. believes that the EMMF Index provides shareholders with a more accurate comparison. The average annual total return for the EMMF Index corresponding to class C shares is 42.57%.
(4) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements.
(5) Reflects the initial maximum 3.75% sales load. Without applicable sales load, the average annual total returns would have been 40.65% including fee waivers and expense reimbursements and 38.84% excluding fee waivers and expense reimbursements.
CDSC -- Contingent Deferred Sales Charge.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio

                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                       COUNTRY                                                INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED
GRAPHIC
Argentina                       14.0%
Brazil                          13.5%
Bulgaria                         3.4%
Ecuador                          4.1%
Mexico                          20.2%
Morocco                          4.4%
Panama                           4.3%
Peru                             4.6%
Philippines                      2.2%
Poland                           3.9%
Russia                           4.5%
Venezuela                        2.4%
Cash & Cash Equivalents         18.5%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bank Loans                      13.5%
Brady Bonds                     63.6%
Global Bond                      4.4%
Cash & Cash Equivalents         18.5%

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK HOLDING                                             CURRENCY    SECURITY TYPE    NET ASSETS
------------------------------------------------------  -----------  -------------  ---------------
  1. United Mexican States, Discount Bond, Series B,
    6.39%, due December 31, 2019......................  U.S. Dollar  Brady Bond          8.64
  2. Federal Republic of Brazil, Capitalization Bond,
    Euro, 8.00%, due April 15, 2014...................  U.S. Dollar  Brady Bond          6.91
  3. Federal Republic of Brazil, Front-Loaded Interest
    Reduction Bond, Bearer Bond, 4.50%, due April 15,
    2009..............................................  U.S. Dollar  Brady Bond          6.56
  4. Republic of Argentina, Par Bond, Series L, 5.25%,
    due March 31, 2023................................  U.S. Dollar  Brady Bond          5.90
  5. Republic of Argentina, Floating Rate Bond, 6.31%,
    due March 31, 2005................................  U.S. Dollar  Brady Bond          5.49
  6. United Mexican States, Par Bond, Series B, 6.25%,
    due December 31, 2019.............................  U.S. Dollar  Brady Bond          4.73
  7. The Republic of Peru, Citibank, Bank Loan
    Participation.....................................  U.S. Dollar  Bank Loan           4.57
  8. Vneshekonombank, Bank Loan Participation.......... U.S. Dollar  Bank Loan           4.47
  9. The Kingdom of Morocco, Tranche A, Bank Loan
    Participation, 6.44%, due January 1, 2009.........  U.S. Dollar  Bank Loan           4.44
 10. United Mexican States, Global Bond, 11.50%, due
    May 15, 2026......................................  U.S. Dollar  Global Bond         4.42

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              INTEREST   MATURITY    MARKET
(000'S)+                                                              RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS-81.47%

                ARGENTINA - 14.02%
                SOVEREIGN
     1,200      Republic of Argentina, Discount Bond, Series L
                (a)(b)............................................  6.438%     03/31/23  $   888,000
     2,250      Republic of Argentina, FRB (a)(b)(c)..............  6.313      03/31/05    1,849,444
     3,400      Republic of Argentina, Par Bond, Series L
                (b)(d)............................................  5.250      03/31/23    1,989,000
                                                                                         -----------
                Total Argentina (cost - $4,437,400)...............                         4,726,444
                                                                                         -----------

                BRAZIL - 13.47%
                SOVEREIGN
     3,301      Federal Republic of Brazil, Capitalization Bond,
                Euro (b)..........................................  8.000      04/15/14    2,327,497
     3,200      Federal Republic of Brazil, FLIRB Bearer Bond
                (a)(b)............................................  4.500      04/15/09    2,212,000
                                                                                         -----------
                Total Brazil (cost - $4,139,266)..................                         4,539,497
                                                                                         -----------

                BULGARIA - 3.39%
                SOVEREIGN
       900      Republic of Bulgaria, Discount Bond, Series A
                (a)(b)............................................  6.688      07/28/24      457,875
     1,100      Republic of Bulgaria, IAB, Registered (a)(b)......  6.688      07/28/11      503,250
       400      Republic of Bulgaria, IAB, Bearer (a)(b)..........  6.688      07/28/11      183,000
                                                                                         -----------
                Total Bulgaria (cost - $1,175,091)................                         1,144,125
                                                                                         -----------

                ECUADOR - 4.07%
                SOVEREIGN
       850      The Republic of Ecuador, Discount Bond (a)(b).....  6.500      02/28/25      530,187
     1,639      The Republic of Ecuador, PDI Bearer Bond (a)(b)...  6.500      02/27/15      842,013
                                                                                         -----------
                Total Ecuador (cost - $1,138,402).................                         1,372,200
                                                                                         -----------

                MEXICO - 20.21%
                SOVEREIGN
     3,450      United Mexican States, Discount Bond, Series B
                (a)(b)(e).........................................  6.391      12/31/19    2,910,938
       600      United Mexican States, Discount Bond, Series D
                (a)(b)(e).........................................  6.453      12/31/19      506,250
     1,500      United Mexican States, Global Bond (f)............  11.500     05/15/26    1,488,750
       450      United Mexican States, Par Bond, Series A
                (b)(g)............................................  6.250      12/31/19      311,625
     2,300      United Mexican States, Par Bond, Series B
                (b)(g)............................................  6.250      12/31/19    1,592,750
                                                                                         -----------
                Total Mexico (cost - $6,557,872)..................                         6,810,313
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              INTEREST   MATURITY    MARKET
(000'S)+                                                              RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS (CONTINUED)

                MOROCCO - 4.44%
                SOVEREIGN
     1,900      The Kingdom of Morocco, Tranche A, Bank Loan
                Participation (a)
                (cost - $1,318,140)...............................  6.438%     01/01/09  $ 1,496,250
                                                                                         -----------

                PANAMA - 4.29%
                SOVEREIGN
       800      The Republic of Panama, IRB Bond (a)(b)...........  3.500      07/17/14      504,000
     1,366      The Republic of Panama, PDI Bond (a)(b)...........  6.750      07/17/16      942,816
                                                                                         -----------
                Total Panama (cost - $1,065,489)..................                         1,446,816
                                                                                         -----------

                PERU - 4.57%
                SOVEREIGN
     1,400      The Republic of Peru, Citibank, Bank Loan
                Participation (h)(i)
                (cost - $1,120,500)...............................   --          --        1,540,000
                                                                                         -----------

                PHILIPPINES - 2.20%
                SOVEREIGN
       800      Republic of the Philippines, FLIRB Series B (a)(b)
                (cost - $744,170).................................  5.000      06/01/08      743,000
                                                                                         -----------

                POLAND - 3.88%
                SOVEREIGN
     1,650      The Polish People's Republic, PDI Bond (b)(d)
                (cost - $1,164,326)...............................  3.750      10/27/14    1,307,625
                                                                                         -----------

                RUSSIA - 4.47%
                SOVEREIGN
     2,150      Vneshekonombank, Bank Loan Participation (h)(i)
                (cost - $834,625).................................   --          --        1,505,000
                                                                                         -----------

                VENEZUELA - 2.46%
                SOVEREIGN
     1,000      Republic of Venezuela, DCB (a)(b)
                (cost - $588,930).................................  6.625      12/18/07      830,000
                                                                                         -----------
                Total Long-Term Investments (cost -
                $24,284,211)......................................                        27,461,270
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              INTEREST   MATURITY    MARKET
(000'S)+                                                              RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENT-8.99%

                GRAND CAYMAN - 8.99%
     3,031      Brown Brothers Harriman & Co.
                Call Account
                (cost - $3,031,000)...............................  5.000%        *      $ 3,031,000
                                                                                         -----------
                Total Investments (cost - $27,315,211) - 90.46%...                        30,492,270
                Other assets in excess of liabilities - 9.54%.....                         3,213,903
                                                                                         -----------
                Net Assets - 100.00%..............................                       $33,706,173
                                                                                         -----------
                                                                                         -----------

---------
+     Denominated in United States dollars.
* Variable rate account. Rate resets on a daily basis, amounts available generally on the same business day.
(a)   Adjustable rate; rate based on London Interbank Offered Rate ("LIBOR").
(b)   Brady bond.
(c) Pro-rata sinking fund established.The first amortization of principal is currently paid at a rate of 1%.
(d)   Step-up coupon; coupon increases at periodic intervals.
(e) With additional 5,307,000 and 922,000 value recovery rights attached, respectively, with no market value.
(f)   Global Bond.
(g) With additional 450,000 and 2,300,000 value recovery rights attached, respectively, with no market value.
(h) In the process of converting to a Brady bond issue. The conversion date has not been finalized.
(i)   Non-income producing security.
DCB   Debt Conversion Bond.
FLIRB Front-Loaded Interest Reduction Bond.
FRB   Floating Rate Bond.
IAB   Interest Arrears Bond.
IRB   Interest Reduction Bond.
PDI   Past Due Interest.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

ASSETS
  Investments, at value (cost - $27,315,211)......  $  30,492,270
  Cash............................................            850
  Receivable for investments sold.................      2,013,125
  Receivable for Portfolio shares sold............        652,550
  Interest receivable.............................        630,551
  Deferred organization expenses and other
   assets.........................................        137,000
                                                    -------------
        Total assets..............................     33,926,346
                                                    -------------
LIABILITIES
  Payable for Portfolio shares repurchased........         81,530
  Distribution fee payable........................         28,491
  Accrued expenses................................        110,152
                                                    -------------
        Total liabilities.........................        220,173
                                                    -------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
   shares of beneficial interest authorized)......          3,254
  Paid-in capital.................................     34,586,188
  Undistributed net investment income.............         10,334
  Accumulated net realized loss from
   investments....................................     (4,070,662)
  Net unrealized appreciation on investments......      3,177,059
                                                    -------------
        Net assets................................  $  33,706,173
                                                    -------------
                                                    -------------
CLASS A
  Net assets......................................  $  32,297,989
                                                    -------------
  Shares of beneficial interest outstanding.......      3,029,486
                                                    -------------
  Net asset value per share.......................         $10.66
                                                    -------------
                                                    -------------
  Maximum offering price per share (net asset
   value plus sales charge of 3.75%* of the
   offering price)................................         $11.08
                                                    -------------
                                                    -------------
CLASS C
  Net assets......................................  $   1,408,184
                                                    -------------
  Shares of beneficial interest outstanding.......        131,922
                                                    -------------
  Net asset value and offering price per
   share**........................................         $10.67
                                                    -------------
                                                    -------------

--------
* On investments of $50,000 or more, the offering price is reduced. **Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

INVESTMENT INCOME
  Interest........................................  $  1,547,718
                                                    ------------
EXPENSES
  Investment management fees......................       174,771
  Distribution fees - class A.....................        52,176
  Distribution fees - class C.....................         2,175
  Legal and auditing fees.........................        43,367
  Reports and notices to shareholders.............        41,072
  Accounting fees.................................        38,493
  Transfer agent fees and expenses................        35,096
  Amortization of organization expenses...........        27,441
  Custodian fees and expenses.....................        21,660
  State registration fees.........................        18,429
  Trustees' fees and expenses.....................         9,026
  Insurance expenses..............................         7,512
  Other...........................................         2,314
                                                    ------------
      Total expenses before waivers and
      reimbursements..............................       473,532
      Less: waivers and reimbursements............      (167,309)
                                                    ------------
      Total expenses after waivers and
      reimbursements..............................       306,223
                                                    ------------
  Net investment income...........................     1,241,495
                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from investments..............     1,732,635
  Net change in unrealized depreciation on
   investments....................................     3,395,739
                                                    ------------
  Net realized and unrealized gain on
   investments....................................     5,128,374
                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $  6,369,869
                                                    ------------
                                                    ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                       STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE SIX
                                                     MONTHS ENDED
                                                    SEPTEMBER 30,       FOR THE
                                                         1996          YEAR ENDED
                                                     (UNAUDITED)     MARCH 31, 1996
                                                    --------------   --------------

INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income...........................  $   1,241,495    $    3,092,386
  Net realized gain/(loss) from investments.......      1,732,635        (1,813,581)
  Net change in unrealized depreciation on
   investments....................................      3,395,739         9,666,626
                                                    --------------   --------------
  Net increase in net assets resulting from
   operations.....................................      6,369,869        10,945,431
                                                    --------------   --------------

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares................................     (1,210,777)       (3,173,751)
    Class C shares................................        (29,261)           (7,284)
                                                    --------------   --------------
                                                       (1,240,038)       (3,181,035)
                                                    --------------   --------------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares............      3,446,654         1,767,410
  Cost of shares repurchased......................     (4,777,265)      (10,679,919)
  Shares issued in reinvestment of dividends......        845,079         2,161,217
                                                    --------------   --------------
  Net decrease in net assets derived from shares
   of beneficial interest transactions............       (485,532)       (6,751,292)
                                                    --------------   --------------

  Total increase in net assets....................      4,644,299         1,013,104
                                                    --------------   --------------

NET ASSETS
  Beginning of period.............................     29,061,874        28,048,770
                                                    --------------   --------------

  End of period (including undistributed net
   investment income of $10,334 and $8,877,
   respectively)..................................  $  33,706,173    $   29,061,874
                                                    --------------   --------------
                                                    --------------   --------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                       FOR THE
                                                                                        PERIOD                         FOR THE
                                                                                       JULY 26,                       PERIOD MAY
                                             FOR THE SIX              FOR THE YEAR      1995*         FOR THE YEAR     3, 1993*
                                            MONTHS ENDED                 ENDED         THROUGH           ENDED         THROUGH
                                         SEPTEMBER 30, 1996            MARCH 31,      MARCH 31,        MARCH 31,      MARCH 31,
                                             (UNAUDITED)                  1996           1996             1995           1994
                                     ---------------------------      ------------   ------------     ------------   ------------
                                      CLASS A         CLASS C           CLASS A        CLASS C          CLASS A        CLASS A
                                     ----------     ------------      ------------   ------------     ------------   ------------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
   period..........................  $     9.02     $       9.04      $   6.90       $   7.81         $   8.98       $   9.55
                                     ----------     ------------      ------------   ------------     ------------   ------------
  Net investment income (1)........        0.45             0.43          0.91           0.59             0.79           0.66
  Net realized and unrealized
   gain/(loss) on investments,
   forward foreign currency
   contracts and translation of
   foreign currency related
   transactions (2)................        1.60             1.60          2.13           1.32            (1.85)         (0.55)
                                     ----------     ------------      ------------   ------------     ------------   ------------
  Net increase/(decrease) in net
   assets resulting from
   operations......................        2.05             2.03          3.04           1.91            (1.06)          0.11
                                     ----------     ------------      ------------   ------------     ------------   ------------
  Dividends and distributions to
   shareholders from
    Net investment income..........       (0.41)           (0.40)        (0.92)         (0.68)           (0.77)         (0.65)
    Net realized capital gains.....          --               --            --             --            (0.25)         (0.03)
                                     ----------     ------------      ------------   ------------     ------------   ------------
                                          (0.41)           (0.40)        (0.92)         (0.68)           (1.02)         (0.68)
                                     ----------     ------------      ------------   ------------     ------------   ------------
    Net asset value, end of
     period........................  $    10.66     $      10.67      $   9.02       $   9.04         $   6.90       $   8.98
                                     ----------     ------------      ------------   ------------     ------------   ------------
                                     ----------     ------------      ------------   ------------     ------------   ------------
  Total investment return (3)(5)...       23.05%           22.79%        46.13%         25.45%          (13.07)%         0.36%
                                     ----------     ------------      ------------   ------------     ------------   ------------
                                     ----------     ------------      ------------   ------------     ------------   ------------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
   omitted)........................  $   32,298     $      1,408      $ 28,860       $    202         $ 28,049       $ 45,691
  Ratio of expenses to average net
   assets (1)......................        2.00%(4)         2.40%(4)      2.00%          2.40%(4)(5)      2.00%          2.00%(4)
  Ratio of net investment income to
   average net assets (1)..........        8.18%(4)         7.99%(4)     10.64%          8.72%(4)(5)      8.86%          7.24%(4)
  Decrease reflected in above
   expense ratios and net
   investment income due to waivers
   and reimbursements..............        1.25%(4)         1.29%(4)      1.18%          3.42%(4)(5)      0.53%          0.33%(4)
  Portfolio turnover rate (6)......      130.04%          130.04%       266.46%        266.46%           35.01%        100.85%

---------

 * Commenced investment operations on May 3, 1993. Class C shares commenced its initial public offering on July 26, 1995.
**Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)Reflects waivers and reimbursements.
(2)
  The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3)
  Total investment return does not consider the effects of sales loads or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment returns are not annualized.
(4)Annualized.
(5)
  The total investment return and ratios for class C shares are not necessarily comparable to those of class A shares, due to timing differences in the commencement of the initial public offering of class C shares.
(6)Not annualized.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                   NOTES TO FINANCIAL STATEMENTS--(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Bear Stearns Investment Trust (the "Trust") was organized as a Massachusetts business trust on October 15, 1992 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust currently has one fund in operation, the Emerging Markets Debt Portfolio (the "Portfolio"), a non-diversified portfolio. On February 22, 1995, the Portfolio changed its name from the Emerging Markets Debt Fund. As of the date hereof, the Portfolio offers two classes of shares, which have been designated as class A and C shares. The initial public offering for the class C shares commenced on July 26, 1995.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on May 3, 1993, the Portfolio had no transactions other than those relating to organizational matters and the sale of 10,472 shares of beneficial interest of the Trust to Bear Stearns Funds Management Inc. ("BSFM" or the "Investment Manager"). Costs of $273,667 incurred by the Trust in connection with its organization, registration with the Commission and initial public offering of shares, have been deferred and are being amortized, using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. In the event that the Investment Manager or any transferee of the Investment Manager redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Investment Manager or the transferee of the Investment Manager shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--The Portfolio calculates the net asset value of and completes orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

The assets of the Portfolio are not listed on security exchanges or traded on other regulated markets, therefore, in the absence of reported sales prices on a valuation date, assets generally will be valued at the mean of the last bid and offer quotations. In the absence of reported bid and offer quotations on such valuation date, such assets will be valued from the broker bids of at least one market maker. In the absence of current broker bids or if PFPC Inc. (the "Administrator"), in consultation with the Valuation Committee, concludes that such broker bids are not indicative of the fair value for such assets by reason of the illiquidity of a particular security or investment, or other factors, the value of such assets will be recorded at their fair value determined in good faith by the Administrator after consultation with the Valuation Committee. In making this determination the Valuation Committee will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Trustees may prescribe. The amortized cost method of valuation may also be used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Expenses and fees, including the investment management, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes. There were no foreign exchange gains or losses for the six months ended September 30, 1996.

FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio is permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. The Portfolio may enter into contracts to purchase foreign currencies to protect against a rise in the U.S. dollar price of securities it has purchased pending final settlement, or it may enter into contracts to sell foreign currencies to protect against the decline in value of its non-dollar denominated securities due to a decline in the value of foreign currencies against the U.S. dollar. When the Portfolio enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commitment with respect to the contract. Investors should be aware that the forward currency market for the purchase of U.S. dollars in many emerging countries is not highly developed and that in certain emerging countries no forward market for foreign currencies currently exists or that such market may be closed to investment by the Portfolio. At September 30, 1996, the Portfolio held no such contracts.

U.S. FEDERAL TAX STATUS--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax. At March 31, 1996, the Portfolio had capital loss carryforwards of $463,150 and $5,340,147 available as a reduction, to the extent provided in regulations, of any future net capital gains realized before the end of fiscal years 2003 and 2004, respectively. To the extent that the loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

FOREIGN WITHHOLDING TAXES--Income received by the Portfolio from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

DIVIDENDS AND DISTRIBUTIONS--The Portfolio declares and pays as quarterly dividends to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

INVESTMENT MANAGER

Bear Stearns Funds Management Inc., a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment manager pursuant to the Investment Management Agreement adopted by the shareholders of the Portfolio on May 4, 1995. For its investment management and administrative services, the Investment Manager receives from the Portfolio a monthly fee at an annual rate equal to 1.15% of the Portfolio's average daily net assets up to $50 million, 1.00% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.70% of the Portfolio's average daily net assets above $100 million.

Prior to the adoption of the Investment Management Agreement with BSFM, BEA Associates ("BEA" or the "Adviser") served as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement, and BSFM served as manager of the Portfolio pursuant to the Investment Management Agreement. BEA received from the Portfolio a monthly fee equal to 0.80% of the Portfolio's average daily net assets up to $50 million, 0.70% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.50% of the Portfolio's average daily net assets above $100 million. BSFM received from the Portfolio a monthly fee at an annual rate equal to 0.45% of the Portfolio's average daily net assets up to $50 million, 0.40% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.30% of the Portfolio's average daily net assets above $100 million. The Portfolio will not pay BSFM or BEA at a later time for any amounts they waived nor will the Portfolio reimburse BSFM or BEA for any amounts they may have assumed.

The Investment Manager has voluntarily undertaken to limit the total operating expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to a maximum annual level of 2.00% of the average daily net assets of the Portfolio's class A shares and 2.40% for class C shares, as did BEA and BSFM in their respective capacities prior to May 4, 1995. As necessary, this limitation is effected by waivers by the Investment Manager of its investment management fees and reimbursements of expenses exceeding the manager's fee. Accordingly, for the six months ended September 30, 1996, BSFM reimbursed $167,309 of its investment management fees.

The fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Portfolio's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale, based on the average total net assets of the Portfolio.

DISTRIBUTION PLAN

The Trust, on behalf of the Portfolio, has entered into an amended and restated Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Upon adoption of the Plan by the shareholders of the Portfolio on May 4, 1995, the Plan has increased the amount of 12b-1 fees on the Portfolio's current shares, which have been designated class A shares, from an annual rate of 0.25% of the average daily net asset value of the Portfolio to an annual rate of 0.35% of the average daily net assets of the class A shares of the Portfolio. The Plan provides for 12b-1 fees on the class C shares at an annual rate of 0.75% of the average daily net assets of the class C shares. Despite the increase in fees under the amended and restated 12b-1 plan, the total operating expenses of the Portfolio have remained constant, as the Investment Manager agreed to waive its fees to the extent necessary to maintain the total operating expenses at 2.00% per annum of the daily net assets of the class A shares of the Portfolio (until such time as the average net assets of the Portfolio exceed $50 million or the total operating expenses are less than 2.00% per annum of the daily net assets of the class A shares of the Portfolio; 2.40% per annum for class C shares). In addition, a higher level of 12b-1 fees enables the Portfolio to offer improved shareholder services, such as lower investment minimums and the ability to exchange shares of the Portfolio with shares of the same class of certain other funds and portfolios affiliated with Bear, Stearns & Co. Inc. ("Bear Stearns" or "Distributor"). The initial public offering for the class C shares commenced on July 26, 1995. Such fees are based on the average daily net assets in each class of the Portfolio and are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. For the six months ended September 30, 1996, Bear Stearns, as distributor, earned $54,351 in distribution fees under the Plan and the 12b-1 plan in effect thereto. Bear Stearns uses these fees to pay dealers whose clients hold the Portfolio's shares and other distribution-related activities.

In addition, as Distributor of the Portfolio, Bear Stearns collects the sales charges imposed on sales of the Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed or will reallow all of the sales charges to its dealers selling Portfolio shares for the period April 3, 1995 through September 26, 1995 and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor has increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% for the period April 15, 1996 until further notice. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the six months ended September 30, 1996, Bear Stearns has advised the Portfolio that it received approximately $47,600 in front-end sales charges resulting from sales of class A shares in the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Portfolio that during the period, it received approximately $100 in contingent deferred sales charges upon certain redemptions by class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1996, was $27,319,538. Accordingly, the net unrealized depreciation on investments of $3,172,732 was composed of gross appreciation of $3,222,111 for those securities having an excess of value over cost and gross depreciation of $49,379 for those investments having an excess of cost over value.

For the period ended September 30, 1996, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $35,226,826 and $39,040,401, respectively.

SHARES OF BENEFICIAL INTEREST

The Portfolio offers class A and C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class C shares are sold with a contingent deferred sales charge ("CDSC") of 1.00% during the first year.

At September 30, 1996, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized of which Bear Stearns Funds Management Inc. owned 12,645 class A shares (including 2,173 shares acquired through dividends reinvested). Transactions in shares of beneficial interest were as follows:

                                                                                                  FOR THE SIX MONTHS ENDED
                                                                                                     SEPTEMBER 30, 1996
                                                                                               ------------------------------
                                                                                                          CLASS A
                                                                                               ------------------------------
                                                                                                  SHARES          AMOUNT
                                                                                               ------------  ----------------
Sales........................................................................................       223,927  $      2,265,000
Repurchases..................................................................................      (475,654)       (4,674,135)
Reinvestments................................................................................        81,601           820,355
                                                                                               ------------  ----------------
Net increase/(decrease)......................................................................      (170,126) $     (1,588,780)
                                                                                               ------------  ----------------
                                                                                               ------------  ----------------


                                                                                                         CLASS C
                                                                                               ----------------------------

                                                                                                 SHARES         AMOUNT

                                                                                               -----------  ---------------

Sales........................................................................................      117,554  $     1,181,654

Repurchases..................................................................................      (10,318)        (103,130)

Reinvestments................................................................................        2,378           24,724

                                                                                               -----------  ---------------

Net increase/(decrease)......................................................................      109,614  $     1,103,248

                                                                                               -----------  ---------------

                                                                                               -----------  ---------------

                                                                                                      FOR THE YEAR ENDED
                                                                                                        MARCH 31, 1996
                                                                                                            CLASS A
                                                                                               ---------------------------------
                                                                                                   SHARES           AMOUNT
                                                                                               --------------  -----------------
Sales........................................................................................         187,769  $       1,560,594
Repurchases..................................................................................      (1,315,721)       (10,659,478)
Reinvestments................................................................................         265,067          2,154,823
                                                                                               --------------  -----------------
Net increase/(decrease)......................................................................        (862,885) $      (6,944,061)
                                                                                               --------------  -----------------
                                                                                               --------------  -----------------


                                                                                                   FOR THE PERIOD
                                                                                               JULY 26, 1995* THROUGH

                                                                                                   MARCH 31, 1996
                                                                                                       CLASS C
                                                                                               -----------------------
                                                                                                SHARES       AMOUNT
                                                                                               ---------  ------------
Sales........................................................................................     23,786  $    206,816
Repurchases..................................................................................     (2,227)      (20,441)
Reinvestments................................................................................        749         6,394
                                                                                               ---------  ------------
Net increase/(decrease)......................................................................     22,308  $    192,769
                                                                                               ---------  ------------
                                                                                               ---------  ------------

--------
* Commencement of initial public offering.

CREDIT AGREEMENT

The Trust, on behalf of the Portfolio, has entered into a credit agreement with The First National Bank of Boston. The Bear Stearns Funds, which consists of the Total Return Bond Portfolio, Small Cap Value Portfolio, Large Cap Value Portfolio, The Insiders Select Fund, and S&P STARS Portfolio, and S&P STARS Fund are also parties to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time is the aggregate outstanding principal amount of all loans to any of the portfolios to exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

The Portfolio uses the facility to borrow money only for temporary or emergency (not leveraging) purposes. The Portfolio had no amounts outstanding under the line of credit agreement at September 30, 1996.

CONCENTRATION OF RISK

Investments in emerging markets debt involve special risks. The issuer of the debt of the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of a default.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the United States.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

CREDIT RISK

Forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. A default on the contract would deprive the Portfolio of unrealized profits, the benefits of a currency hedge, increase transaction costs or force the Portfolio to cover its purchase or sale commitments, if any, at the current market price. The Portfolio will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BSFM.